Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,743,007.38
Previously Paid Amount	0
Total Fee Amount	3,417.01
Total Offset Amount	0
Net Fee	$ 3,417.01